SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2002

                        Commission File Number: 000-28005

                             MetaSource Group, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                88-0422028
------                                                                ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

40 Exchange Place, Suite 1607, New York, New York                         10005
-------------------------------------------------                         -----
(Address of principal executive offices)                             (Zip Code)


                                 (646) 805-5141
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                               ------------------
                   (Former name, if changed since last report)

                ------------------------------------------------
      (Former Address and Telephone Number of Principal Executive Offices)

ITEM 2.  ACQUISITION OF ASSETS.

On December 4, 2002, the Registrant entered into a Definitive Acquisition Agreement entered with International Trade & Development Group, Ltd., a United Kingdom corporation, ("ITD") dated December 4, 2002. ITD is the parent company of Craft Digital (craft-digital.com), Craft Media, and OutsourceWorld (outsourceworld.org). ITD provides marketing and software solutions including application development, data procurement and management, market research, and events planning. ITD is also the organizer of the OutSourceWorld conference, a meeting place for outsourcing vendors and buyers.

The Registrant believes ITD brings significant benefits to the Registrant, from both a marketing and application development perspective. The Registrant intends to exploit immediate opportunities toward new sales and offerings as ITD works with the other subsidiaries. We expect this acquisition to benefit shareholders and be accretive to earnings in 2003. The Registrant believes the acquisition of this company will complement its business of providing computer solutions and consulting. The Registrant intends to continue pursue further acquisitions with the goal of becoming a provider of software solutions and technology consulting.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Reference is made to the Registrant's press release dated December 18, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The financial information required by this Item will be filed by amendment no later than 75 days following the closing date of the Agreements.



Date:  21/10/2002             International Trade &                  Page:   1
                              ---------------------
                              Development Group Ltd
                              ---------------------
Time:   15:31:57                 Profit & Loss
                                 -------------
From:    Month 7, October 2002
  To:    Month 7, October 2002
Chart of Accounts:                      Gross accounts
                                             Period               Year to Date
                                        --------------            -------------
 Sales

 Outsource World                                 0.00                111,426.04
 Irish Motor Show                                0.00                   (119.03)
 Dynamic Marketing                               0.00                 30,427.28
                                                 0.00                141,734.29
 Direct Expenses

 Outsource World                                 0.00                 80,021.97
 Dynamic Marketing                               0.00                 10,998.55
                                                 0.00                 91,020.52
             Gross Profit/(Loss):                0.00                 50,713.77
 Overheads

 Rent and Rates                                  0.00                 10,643.86
 Motor Expenses                                  0.00                    149.00
 Travelling and Entertainment                    0.00                    946.52
 Printing and Stationery                         0.00                  7,479.75
 Professional Fees                               0.00                 15,200.81
 Maintenance                                     0.00                     60.00
 Bank Charges and Interest                       0.00                    863.21
 General Expenses                                0.00                    288.64
                                                 0.00                 35,631.79
             Net Profit/(Loss):                  0.00                 15,081.98

Date:  21/10/2002             International Trade &                   Page:   1
                             -----------------------
                             Development Group Ltd
                             ----------------------
 Time:   15:35:58                 Balance Sheet
                                  -------------
From:   Month 7, October 2002
To:     Month 7, October 2002

Chart of Account:                       Gross accounts
                                             Period              Year to Date
                                             ------              ------------
Fixed Assets
Plant and Machinery                          0.00                     5,607.99
Office Equipment                             0.00                       396.00
Furniture and Fixtures                       0.00                       354.97
                                                           0.00                       6,358.96

Current Assets
Debtors                                      0.00                   170,543.53
Deposits and Cash                            0.00                     2,275.65
Current account - J Freeman                  0.00                     7,847.12
                                                           0.00                     180,666.30

Current Liabilities
Creditors : Short Term                  (1,000.00)                   60,484.77
Taxation                                     0.00                   (12,842.11)
Wages                                        0.00                  (154,566.53)
Current account - J Magee                    0.00                    78,609.16
Bank Account                             1,000.00                   166,213.30
VAT Liability                                0.00                     5,913.51
                                                           0.00                     143,812.10

         Current Assets less Current                       0.00                      36,854.20
         Liabilities:
         Total Assets less Current                         0.00                      43,213.16
         Liabilities:

Long Term Liabilities
                                                           0.00                           0.00

         Total Assets less Total                           0.00                      43,213.16
         Liabilities:

Capital & Reserves
Reserves                                     0.00                    30,207.61
P&L Account                                  0.00                    15,081.98
                                                           0.00                      45,289.59



Please refer to Notes in Appendix B to Exhibit 2 filed with this Report.





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Index to Exhibits
-----------------

2        Agreement with International Trade & Development Group, Ltd.

99       Press Release dated December 18, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 18, 2002

                                        MetaSource Group, Inc.


                                        /s/ Courtney Smith
                                        ------------------------------
                                        Courtney Smith, President